                        ASSIGNMENT AND ROYALTY AGREEMENT

     This Assignment and Royalty Agreement, effective as of March 23, 1999 (hereinafter referred to as the "Agreement"), is entered into among DOW CREDIT CORPORATION, a Delaware corporation with offices located at 2020 Dow Center, Midland, Michigan 48674 ("DCC"), THE DOW CHEMICAL COMPANY, a Delaware corporation with offices located at 2030 Dow Center, Midland, Michigan 48674 ("Dow"), WICKLUND HOLDING COMPANY, a Delaware corporation with offices located at 117 West Hampton, Lexington, Kentucky 40511, and all of its subsidiaries and affiliates (including, but not limited to INTERNATIONAL PLASTICS INC. ("IPI"), a Kentucky corporation with offices located at 1300 New Circle Road, Lexington, Kentucky 40505) and all of its successors and assigns (collectively "Wicklund").

                                R E C I T A L S:

     WHEREAS, DCC has a security interest in certain patents and patent applications (hereinafter referred to collectively as the "Patents") and drawings, specifications and other technology, know-how, trade secrets and techniques and trademarks (hereinafter referred to collectively as the "Technology") with respect to the manufacture of Rebar and Beam High Chair, and the Rebar and Beam Bolster, Slab and Beam Bolster Upper further described and specified on Schedule A to this Agreement, attached hereto (hereinafter the Rebar and Beam High Chair

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and the Rebar and Beam Bolster, Slab and Beam Bolster Upper are referred to collectively as "Beam Bolsters"); and

     WHEREAS, Dow has a security interest in certain assets of IPI as specified on Schedule B to this Agreement, attached hereto (hereinafter referred to as the "Other Assets"); and

     WHEREAS, DCC's rights in the Patents and Technology are set forth in an Agreed Order entered April 27, 1994 in the IPI Chapter 11 Bankruptcy proceeding in Case No. 92-52264, Eastern District of Kentucky, Lexington Division ("Agreed Order 1"), a copy of which is attached hereto as Ex. "1" and made a part hereof; and

     WHEREAS, Dow's rights in the Other Assets are set forth in an Agreed Order entered May 3, 1995 in the IPI Chapter 11 Bankruptcy proceeding in Case No. 92-52264, Eastern District of Kentucky, Lexington Division ("Agreed Order 2"), a copy of which is attached hereto as Ex. "2" and made a part hereof (Agreed Order 1 and Agreed Order 2 may collectively hereinafter referred to as"Agreed Orders"); and

     WHEREAS, IPI is in default under the terms of the Agreed Orders and, pursuant to the terms of the Agreed Orders, DCC and Dow are entitled to immediate possession of the Patents and Technology and the Other Assets; and

     WHEREAS, IPI is currently manufacturing Beam Bolsters using the Patents and Technology and the Other Assets and is in possession of certain engineering, manufacturing, marketing, distribution, and service facilities, personnel and

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expertise, and any necessary molds, related to and required to produce and market the Beam Bolsters; and

     WHEREAS, pursuant to this document related to this transaction, DCC and Dow are assigning their respective rights under the Agreed Orders and all of their rights in the Patents and Technology and Other Assets, as well as a Term Loan Promissory Note from IPI to DCC dated December 14, 1990 in the original principal amount of $1,245,000.00 and a Revolver Promissory Note from IPI to DCC dated December 14, 1990 in the original principal amount of $595,000.00 (copies of which are attached hereto as Ex. "3", collectively, the "Notes"), to Wicklund in consideration of and exchange for the receipt of the following: (1) a cash payment in the amount of $625,000.00, in the manner described in paragraph 1
(a), below; (2) a Promissory Note in the amount of $175,000.00 in the manner described in paragraph 1(b), below; and (3) the payments required under this Agreement.

                              W I T N E S S E T H:
                              -------------------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties to this Agreement, the parties agree as follows:

     1. General Undertakings. Subject to the terms and conditions of this Agreement, DCC and Dow will transfer and assign to Wicklund, all of their respective right, title and interest in their claims, notes and collateral as documented in the Agreed Orders against IPI, the collateral consisting of all of the collateral described in paragraphs 6(a) through 6(j) of the April 27, 1994 Agreed

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Order and in paragraph 1 of the May 3, 1995 Agreed Order (collectively,the
"Collateral"), as well as the Notes, subject to the following terms and conditions:

      (a) Wicklund will pay DCC the sum of $625,000.00, to be paid in five equal monthly installments of $125,000.00 each, commencing March 23, 1999 and continuing on or before the 1st day of the months of May, June, July and August 1999. Upon receipt of the final installment of the $625,000.00 cash payment, DCC and Dow will provide Wicklund with a complete set of originals of the documents (or copies of court documents) evidencing DCC's and Dow's rights in the claims, notes and collateral being assigned and transferred hereunder, along with the original letters patent comprising part of the Collateral (which are currently being held by the Clerk of the Bankruptcy Court) and the original Notes.

      (b) Wicklund shall execute a Promissory Note in the amount of $175,000.00 payable to DCC, in the form attached hereto as Exhibit "4".

      (c) This Agreement shall not determine ownership of the Collateral as between Wicklund and IPI.

      (d) Upon receipt of the final installment of the $625,000.00 cash payment, DCC will dismiss the Fayette County Civil Action No. 92-CI-3602 against IPI and James N. Turek (the "Lawsuit"), with prejudice, and the personal guarantee of James N. Turek in the amount of $1,840,000.00 (the "Guarantee") will be discharged in writing.

      (e) Upon the transfer of DCC's and Dow's rights in the Collateral to Wicklund, DCC's and Dow's rights under this Agreement, and DCC's rights under

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the $175,000.00 Promissory Note executed concurrently herewith, shall be unsecured.

      (f) Provided, however, DCC will retain and not assign to Wicklund its rights under the Guaranty and will retain and not assign to Wicklund its rights in the Lawsuit. These rights will be retained and not assigned so that DCC may dismiss the Lawsuit and discharge the Guaranty as required by subparagraph (d), above.

     2.  Royalty Fees.

      (a) Commencing July 1, 2001, DCC shall receive a royalty equal to 5% of the gross dollars resulting from sales of the Beam Bolsters (after deducting sales returns and any sales taxes), whether such sale is made by Wicklund (or any successor or assign) or any licensee of the Patents or Technology, subject to the minimum royalty payment provided for in subsection (b), below.

      (b) The royalty payment will be calculated on a quarterly basis and the payment will be due on or before the last day of the month following the end of each calendar quarter. The first royalty payment for the calendar quarter ending September 30, 2001 will be due on or before October 31, 2001. The minimum quarterly royalty payment shall be in the amount of $12,500.00, regardless of the actual dollar amount of the gross sales in any calendar quarter.

      (c) Accompanying each royalty payment shall be a statement showing gross sales, deductions for returns and sales taxes. Wicklund agrees that DCC shall be entitled at any time, on reasonable notice, to inspect its books and records

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to confirm that the royalty payments being remitted are correct.  Wicklund agrees that any licensing agreement that it enters into with respect to the Patents and/or Technology shall include a provision enabling DCC to inspect the books and records of the licensee to confirm that the royalty payments being remitted are correct.

      (d) Royalty payments shall continue on a quarterly basis until such time as DCC has received a total of $400,000.00. Upon receipt of such an amount in royalty payments, the obligation for royalty payments to DCC under this Agreement shall cease, although all other obligations hereunder shall remain in effect.

      (e) If any royalty payment is not received or accounted for in a timely manner, DCC, in its sole discretion, may give a written notice of default to Wicklund, by regular mail at the addresses set forth below. If payment is not received or an accounting not provided within 30 (thirty) days of the date on which DCC gives written notice of default to Wicklund, DCC may, at its option, accelerate the remaining unpaid balance of the royalty payments ($400,000.00 minus payments previously received). The accelerated balance shall then commence to bear interest at the rate of 8.5% per annum and DCC may immediately bring suit thereon. A default hereunder shall also constitute an event of default under the $175,000.00 Promissory Note being executed contemporaneously herewith. Provided, that if Wicklund has reduced the principal balance of the Promissory Note at the time of such default, the accelerated balance owed on the Promissory Note shall be the then existing balance of principal and accrued interest, credit having been given for all payments received.

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      3.    DCC's and Dow's Representations and Warranties. DCC and Dow
represent and warrant to Wicklund as of the date of this Agreement, as follows:

      (a) DCC and Dow are corporations validly existing and in good standing under the laws of Delaware.

      (b) DCC and Dow have full corporate power and authority to execute and deliver this Agreement and to perform their respective obligations under this Agreement. The execution, delivery and performance of this Agreement by DCC and Dow has been duly authorized by all necessary corporate actions.

      (c) The execution, delivery and performance of this Agreement by DCC and Dow does not conflict with any provision of the Articles of Incorporation or Bylaws of DCC or Dow or any contract, agreement, or commitment to which DCC or Dow is a party.

      4.    Disclaimers: Limitation of Liability.

      (A) WICKLUND HEREBY ACKNOWLEDGES THAT DCC AND DOW MAKE NO REPRESENTATIONS OR WARRANTIES WHATSOEVER WITH RESPECT TO THE PATENTS AND TECHNOLOGY OR THE BEAM BOLSTERS, THE OTHER ASSETS OR THE NOTES EXCEPT FOR THE WARRANTIES SET FORTH IN PARAGRAPH 3, ABOVE. DCC AND DOW EXPRESSLY DISCLAIM ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN ADDITION, DCC AND DOW MAKE NO REPRESENTATION OR WARRANTY REGARDING THEIR RESPECTIVE RIGHT, TITLE OR INTEREST IN OR TO ANY OF THE PATENTS,

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TECHNOLOGY OR BEAM BOLSTERS, THE OTHER ASSETS, THE NOTES OR TO ANY OF THE
COLLATERAL SET OUT IN THE AGREED ORDERS.

      (b) DCC and/or Dow shall not liable to Wicklund, or any party claiming through Wicklund, or any third party customer, for any direct damages, or indirect, special or consequential damages, including lost profits, or any exemplary or punitive damages, allegedly incurred in connection with a Beam Bolsters or the Patents or the Technology, the Other Assets or the Notes.

      6. Wicklund's Representations and Warranties. Wicklund represents and warrants to DCC and Dow as of the date of this Agreement as follows:

      (a) Wicklund is a corporation validly existing, and in good standing under the laws of Delaware.

      (b) Wicklund has full corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by Wicklund does not conflict with any provision of the Articles of Incorporation or Bylaws of Wicklund or any contract, agreement, or commitment to which Wicklund is a party.

      7. Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

      8. Schedules. The Schedules and Exhibits attached hereto constitute a part of this Agreement and are incorporated herein by referenced in their entirety as if fully set forth herein at the point where first mentioned.

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

      9. Recitals. The recitals to this Agreement are substantive and represent binding obligations, commitments, warranties and covenants of the parties.

      10. Notices. All notices, mailings and communications relative to this Agreement shall be in writing and shall be personally delivered or delivered by registered U.S. mail, postage prepaid, return receipt requested, or delivered by telecopy and regular mail, in any event delivered and addressed to the parties as follows:

     If to DCC and Dow:
     Dow Credit Corporation
     Senior Credit Manager
     2020 Dow Center
     Midland, MI  48674
    (Telecopy No. 517-638-9852)

     The Dow Chemical Company
     Customer Financial Services Manager
     2020 Dow Center
     Midland, MI  48674
    (Telecopy No. 517-638-9852)


With copy to:

     Brown, Todd & Heyburn, PLLC
     Attn: Randy D. Shaw
     2700 Lexington Financial Center
     Lexington, KY  40507
     (Telecopy No. 606-231-0011)

     If to Wicklund:

     Wicklund Holding Company
     1300 New Circle Road, Suite 111
     Lexington, Kentucky  40505
     Attn: James N. Turek

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     (Telecopy No. 606-225-1042)

     With copy to:

     Laura Day DelCotto
     Stoll, Keenon & Park
     201 East Main Street, Suite 1000
     Lexington, Kentucky  40507
     (Telecopy No. 606-253-1027)

     and to:

     Frederick Hoops, Sr.
     Kitsch, Drutchas, Wagner & Kenney, P.C.
     One Woodward Avenue
     Detroit, Michigan  48226
     (Telecopy No. (248) 932-2994)

     Any party may change its address for receiving notices and communications by giving the other appropriate written notice thereof.

      11. Entire Agreement. This Agreement, and the letter from DCC to Fred Hoops dated April 29, 1998 and attached hereto as Exhibit "5", along with all schedules and attachments thereto (except where modified herein) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations, and understandings of the parties and their principals and affiliates with respect thereto. Provided, however, in the event that any conflict exists between the terms of this Agreement and the April 29, 1998 letter agreement, the terms of this Agreement shall be controlling. No amendment to or modification of this Agreement shall be valid or effective unless agreed to in writing by all of the parties hereto. No waiver of any

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of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, nor shall any waiver constitute a continuing waiver.

      12. Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

      13. Expenses. All parties agree that, in all events, each will pay all of their own expenses incurred in connection with the negotiation and preparation of this Agreement and the performance of their obligations undertaken pursuant to this Agreement.

      14. Further Assurances. Each party hereby agrees to execute and deliver such additional instruments and documents and to take such additional actions as may reasonably be required from time to time in order to effectuate the transactions contemplated by this Agreement whether prior to, at or after the closing.

      15. Captions. The captions appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions thereof.

      16. Severability of Provisions. If any one or more of the provisions of this Agreement shall be held invalid or unenforceable by a court of competent jurisdiction, such provision shall be modified to the minimum extent necessary to make it enforceable, and the enforceability of the remaining terms of this Agreement shall not be affected thereby. In the event such provision(s) cannot be

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modified to make it enforceable, this Agreement shall be continued in all respects as if such invalid or unenforceable provision(s) was omitted.

      17. Facsimile Signatures. Facsimile signatures shall be considered original signatures for the purpose of execution and enforcement of the rights delineated in this Agreement.

      18. Term. The term of this Agreement shall be until such time as the maximum amount owed DCC hereunder shall have been paid in full. However, once DCC has been paid in full, the remaining provisions of this Agreement shall remain in full force and effect as long as the Patents and Technology remain in use by any person or entity.

      IN WITNESS WHEREOF, the parties have executed the foregoing instrument on the date first above written.

                                         DOW CREDIT CORPORATION


                                         BY:______________________________

                                         TITLE:___________________________


                                         THE DOW CHEMICAL COMPANY



                                         BY:______________________________

                                         TITLE:___________________________

                                       12
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                              WICKLUND HOLDING COMPANY


                              BY:_____________________________
                                 JAMES N. TUREK, PRESIDENT



STATE OF MICHIGAN

COUNTY OF __________________

  Subscribed, sworn to and acknowledged before me on this the __ day of _________, 1999, by ______________________, ____________________ of Dow Credit
Corporation, on behalf of the corporation.


  My Commission Expires:____________________________________



                   ______________________________________
                   NOTARY PUBLIC



STATE OF MICHIGAN

COUNTY OF __________________

  Subscribed, sworn to and acknowledged before me on this the __ day of _________, 1999, by ______________________, ____________________ of Dow Credit
Corporation, on behalf of the corporation.


                    My Commission Expires:____________________________________



                                        ______________________________________
                                        NOTARY PUBLIC

                                       13
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COMMONWEALTH OF KENTUCKY

COUNTY OF FAYETTE

  Subscribed, sworn to and acknowledged before me on this the 31st.day of March, 1999, by James N. Turek, President of Wicklund Holding Company, on behalf of the corporation.


                      My Commission Expires:  7/28/2002
                                            -----------------------------

                                    /s/ Gena N. Price
                                   ______________________________________
                                   NOTARY PUBLIC

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